SUBSEQUENT EVENTS	6 Months Ended
	Dec. 31, 2012	Jun. 30, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 12 - SUBSEQUENT EVENTS:

1) On January 3, 2013, the Company's CEO at the time resigned as CEO (the "Former CEO"). The Former CEO will continue to serve as a member of the Company's board of directors. In accordance with the terms of a Separation Agreement and Release, the Company will continue to pay the Former CEO $21,563 for six months.

On January 3, 2013 and in connection with the Former CEO's resignation, the Company appointed a new CEO.

In connection with the appointment of the new CEO, the Company entered into an Employment Agreement (the "Employment Agreement") with the new CEO. The Employment Agreement has an initial term that ends on January 1, 2016 and will automatically renew for additional one-year periods on January 1, 2016 and on each January 1 thereafter unless either party gives the other party written notice of its election not to extend such employment at least six months prior to the next January 1 renewal date. If a change in control occurs when less than two full years remain in the initial term or during any renewal term, the Employment Agreement will automatically be extended for two years from the change in control date and will terminate on the second anniversary of the change in control date.

Under the Employment Agreement, the new CEO is entitled to an annual base salary of at least $450,000. Such amount may be reduced only as part of an overall cost reduction program that affects all senior executives of the Company and does not disproportionately affect him, so long as such reductions do not reduce the base salary to a rate that is less than 90% of the amount set forth above (or 90% of the amount to which it has been increased). The base salary will be reviewed annually by the board for increase as part of its annual compensation review. The new CEO is also eligible to receive an annual bonus of at least $275,000 upon the achievement of reasonable target objectives and performance goals, to be determined by the board of directors. In accordance with the Employment Agreement, on January 3, 2013, the Company granted the new CEO a nonqualified stock option to purchase 525,927 shares of the Company's common stock, made pursuant to a Nonqualified Stock Option Agreement, an incentive stock option to purchase 74,073 shares of the Company's common stock, made pursuant to an Incentive Stock Option Agreement, and 400,000 shares of restricted stock, which are subject to forfeiture until the vesting of such shares, made pursuant to a Restricted Stock Award Agreement. The options have an exercise price of $4.05, which was the fair market value of the Company's common stock on the date of grant. Both the options and the restricted stock are subject to a three-year vesting period subject to the new CEO's continued service with the Company, with one-thirty-sixth ( 1/36th ) of such awards vesting each month. On or before December 31 of each calendar year, the new CEO will be eligible to receive an additional grant of equity awards equal, in the aggregate, to up to 0.5% of the Company's actual outstanding shares of common stock on the date of grant, provided that the actual amount of the grant will be based on his achievement of certain performance objectives as established by the board, in its reasonable discretion, for each such calendar year.

If, during the term of the Employment Agreement, the new CEO's employment is terminated upon certain conditions as stipulated in the agreement, the new CEO will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary and accrued vacation): (i) the pro rata amount of any bonus for the fiscal year of such termination (assuming full achievement of all applicable goals under the bonus plan) that he would have received had his employment not been terminated; (ii) a one-time lump sum severance payment equal to 200% of his base salary; (iii) vesting of 50% of all unvested stock options, restricted stock, stock appreciation rights or similar stock based rights, and lapse of any forfeiture included in such restricted or other stock grants; (iv) an extension of the term of any outstanding stock options or stock appreciation rights until the earlier of (a) two (2) years from the date of termination, or (b) the latest date that each stock option or stock appreciation right would otherwise expire by its original terms; (v) to the fullest extent permitted by the Company's then-current benefit plans, continuation of health, dental, vision and life insurance coverage; and (vi) a cash payment of $35,000, which the new CEO may use for executive outplacement services or an education program.

In addition, the new CEO has no specific right to terminate the Employment Agreement or right to any severance payments or other benefits solely as a result of a change in control. However, if within 24 months following a change in control, (a) the new CEO terminates his employment for good reason, or (b) the Company terminates his employment without cause, the lump sum severance payment to which he is entitled will be increased from 200% of his base salary to 250% of his base salary and all stock options, restricted stock units, stock appreciation rights or similar stock-based rights granted to him will vest in full and be immediately exercisable and any risk of forfeiture included in restricted or other stock grants previously made to him will immediately lapse.

In calculating the fair value of the above options the Company used the following assumptions: dividend yield of 0% and expected term of 5.04 - 6.5 years; expected volatility of 68.5% - 70.3%; and risk-free interest rate of 0.72% - 1.07%.

The fair value of the above 525,927 and 74,073 options, using the Black-Scholes option-pricing model, was approximately $1.47 million.

The fair value of the above 400,000 restricted shares was approximately $1.62 million.

2) On January 8, 2013, due to the failure of the Company's common stock to be listed on a national securities exchange on or before December 31, 2012, the Company issued 178,029 shares of common stock to the purchasers, or their assignees, under a Securities Purchase Agreement, dated as of March 31, 2011 as amended, between the Company and the purchasers thereunder. Pursuant to the Securities Purchase Agreements, in the event that the Company's common stock was not listed on a national securities exchange on or before December 31, 2012, the Company was required to issue the purchasers under the Securities Purchase Agreement additional shares of common stock equal to 10% of the number of shares of common stock originally acquired by each such purchaser under the Securities Purchase Agreement.

NOTE 15 - SUBSEQUENT EVENTS:

On August 20, 2012, the Company announced that a multi-center randomized trial of its MGuardTM embolic protection stent demonstrated a positive outcome in treating patients suffering heart attacks when compared to commercially-approved bare metal or drug-eluting stents.

On August 1, 2012, the Company's board of directors issued a consultant options with certain performance conditions to purchase 50,000 shares of common stock at an exercise price of $4.72 per share, the closing price of the common stock on the date of grant.

On August 27, 2012, the Company's board of directors issued a member of the immediate family of the CEO options to purchase 60,871 shares of common stock at an exercise price of $5.80 per share, the closing price of the common stock on the date of grant.

On August 27, 2012, the Company's board of directors approved the extension of 30,435 options previously granted to a member of the immediate family of the CEO. Following the extension, the options can be exercised until September 30, 2014.